 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20369

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported: October 30, 2012

UNWALL INTERNATIONAL INC.
(Exact name of registrant as specified in charter)

Nevada	000-53156	45-0588917

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 325-7582, Las Vegas Blvd South	89123
Las Vegas, Nevada

(Address of principal executive offices)	(Zip code)

Issuer’s telephone number, including area code: 1-702-560-4373
(Registrant's telephone number including area code)

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates,""intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 5.06. CHANGE IN SHELL COMPANY STATUS

On October 30, 2012, Unwall International Inc. (the "Company") completed the incorporation and registration of Unwall Technologies Holdings SDN.BHD, a wholly-owned Malaysian subsidiary, which commenced operations to offer mobile apps through its website, www.uwii.org .  The website is expected to become operational in December 2012, and, with the features provided by the mobile apps, users will be able to view / post status, view / post photos, chat with friends and play games using their mobile devices.  The Company also intends to add web-enabled games to the website.  Marketing campaigns are planned to promote the website in Indonesia beginning in December 2012 and in China during January 2013. The Company expects to begin generating revenue through web advertisement in January 2013. While it is not expected that the Company’s website will be launched until December 2012,  the Company’s management is of the view that the Company now no longer has nominal assets and operations, and that it has accordingly ceased to be a “shell company.”

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SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

UNWALL INTERNATIONAL INC.

/s/ Mr. Tesheb Casimir

Mr. Tesheb Casimir, Chief Executive Officer
(Principal Executive Officer)

/s/ Mr. Tesheb Casimir
Mr. Tesheb Casimir, Chief Financial Officer
(Principal Financial Officer)

Dated: October 31, 2012

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